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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ______________

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) - July 24, 2001
                                                           -------------



                       MULTILINK TECHNOLOGY CORPORATION
                       --------------------------------
            (Exact name of Registrant as specified in its Charter)




          California                      000-31851              95-4522566
          ----------                      ---------              ----------
(State or Other Jurisdiction             (Commission          (I.R.S. Employer
of Incorporation or Organization)        File Number)        Identification No.)



300 Atrium Drive, 2/nd/ Floor, Somerset, New Jersey                    08873
---------------------------------------------------------            ----------
(Address of Principal Executive Offices)                             (Zip Code)



      Registrant's telephone number, including area code: (732) 537-3700
                                                          --------------



                                Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)
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Item 7.  Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits.

                 Exhibit 99.1
                 ------------

                 Press Release dated July 24, 2001 of the Registrant.


Item 9.  Registration FD Disclosure.

     On July 24, 2001, Multilink Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               MULTILINK TECHNOLOGY CORPORATION



Date:  July 24, 2001           By:   /s/ Richard N. Nottenburg
                                  --------------------------------------------
                                  Name:  Richard N. Nottenburg
                                  Title: President and Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                    Description
--------------                    -----------

    99.1                  Press Release dated July 24,
                          2001, of the Registrant.


                                 EXHIBIT INDEX

                                      -1-